UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 10, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Stock Purchase Agreement

On November 9, 2020, Gresham Worldwide, Inc., a Delaware corporation and wholly-owned subsidiary of DPW Holdings, Inc. (“Gresham”), entered into a Stock Purchase Agreement (the “Agreement”) with Tabard Holdings Inc., a Delaware corporation and wholly owned subsidiary of Gresham (“Tabard”), the legal and beneficial owners (the “Sellers”) of 100% of the issued shares in the capital of Relec Electronics Ltd., a corporation organized under the laws of England and Wales (“Relec”), and Peter Lappin, in his capacity as the representative of the Sellers (the “Sellers’ Representative”).  Upon the terms and subject to the conditions set forth in the Agreement, Tabard shall acquire Relec pursuant to the Agreement (the “Transaction”) whereby the Sellers shall sell to Tabard (i) 100% of the issued Class A ordinary shares of Relec (the “Class A Shares”), (ii) 100% of the issued Class B ordinary shares of Relec (the “Class B Shares”), and (iii) 100% of the issued Class D ordinary shares of Relec (the “Class D Shares” and, collectively with the Class A Shares and Class B Shares, the “Shares”), for their pro rata portion (in accordance with the Seller’s respective percentage ownership of Relec) of the Purchase Price (as defined hereafter), subject to post-closing adjustments in accordance Section 2.3 of the Agreement. The Purchase Price shall consist of £3,000,000, minus the stamp tax which Tabard is obligated to pay as a result of its purchase of the Shares under the Laws of England and Wales, minus any outstanding “Indebtedness that exists as of the closing date of the Agreement (the “Closing Date”) plus an amount equal to the “Company Cash”; plus the amount by which the “Closing Working Capital” exceeds the “Target Closing Working Capital”, or minus the amount by which the Closing Working Capital is less than the Target Closing Working Capital; plus the “Earn-out Payments” (as such terms are defined in the Agreement).

Tabard has paid the sum of $500,000 in United States currency (the “Deposit”) to an escrow agent (the “Escrow Agent”) as a deposit toward payment of the Purchase Price. If the closing of the Transaction occurs (the “Closing”), the Escrow Agent shall pay the Deposit to the Sellers in the proportions set forth in the Agreement. If the Closing fails to occur as a result of the failure of the Sellers to meet the conditions of Section 6.1 of the Agreement, the Deposit shall be returned to the Purchaser. If the Closing fails to occur for any reason other than as a result of the failure of the Sellers to meet the conditions of Section 6.1 of the Agreement, the Deposit shall be paid to the Sellers in the proportions set forth in the Agreement.

The Closing is subject to a number of closing conditions, including, among other things: (i) absence of litigation that seeks to prohibit the Transaction and certain other matters; (ii) the accuracy of the representations and warranties; (iii) the performance by the parties of certain covenants and agreements in all material respects; (iv) the absence of a Material Adverse Effect (as defined in the Agreement); and (v) evidence that certain suppliers have consented to the change of control of Relec and waived certain matters in connection therewith. The Agreement does not contain a financing condition.

Each of Tabard, Relec and the Sellers have made customary representations and warranties in the Agreement and have covenanted, among other things, that, subject to certain customary exceptions: (i) the Sellers shall take such steps within his powers to procure that Relec will conduct its business in the ordinary course of business consistent with past practice during the interim period between the execution of the Agreement and the Closing Date; (ii) Relec is not subject to (or has received an exclusion from the applicable governmental authority) COVID-19 Measures (as defined in the Agreement), that would prevent Relec from continuing to operate in the ordinary course of business as of the Agreement and the reasonably foreseeable future; (iii) Relec has not failed to comply with any mandatory COVID-19 Measures in any material respects, and has in place and maintains in effect business continuity, risk management, emergency and disaster plans, procedures, protocols and facilities appropriate for the nature of the risks associated with its business; and (iv) Relec shall have provided Tabard with its audited financial statements consisting of the balance sheet of Relec as of February 29, 2020 and February 28, 2019 and the related statements of income and retained earnings, shareholder’s equity and cash flow for the years then ended and unaudited financial statements consisting of the balance sheet of Relec as of August 31, 2020, as amended and the related statements of income and retained earnings, members’ equity and cash flow for the six-month period then ended. In addition, at the Closing, subject to the terms and conditions of the Agreement, the parties shall take all action necessary to have, effective immediately upon the Closing: (i) Peter Lappin appointed to the position of Managing Director of Relec and John Alfred Stone shall be appointed a director of Relec, and they shall serve in such capacity, in accordance with the terms of their Employment Agreements, until the earlier of (A) December 31, 2023, or (B) their earlier resignation, death or permanent disability; and (ii) three other persons, designated by Tabard, appointed to serve on the board of directors of Relec.

The Agreement may be terminated by the parties at any time prior to the Closing (a) by the mutual written consent of the Sellers’ Representative and Tabard, (b) by the Sellers or Tabard in the event of a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the other party pursuant to this Agreement, or (c) by Tabard or the Sellers’ Representative in the event that (i) there shall be any law that makes consummation of the transactions contemplated in the Agreement illegal or otherwise prohibited; or (ii) any governmental authority shall have issued a governmental order restraining or enjoining the contemplated transactions, and such governmental order shall have become final and non-appealable.

In accordance with the Agreement, Gresham shall guarantee all the payment obligations of Tabard including the Earn-out Payments and the Post-Closing Adjustment (as such terms are defined in the Agreement) to the extent provided for in the Agreement. Notwithstanding such guaranty, Gresham shall have all of the rights Tabard has against the Sellers and be entitled to assert any defenses against the Sellers which Tabard has against them. If Tabard fails to discharge its guaranteed obligations when due, the guaranteed parties may at any time and from time to time and so long as Tabard has failed to discharge the guaranteed obligations, take any and all actions available under the Agreement or under applicable law to collect Gresham’s liabilities pursuant to the Agreement in respect of such guaranteed obligations. Gresham’s liability thereunder is absolute, unconditional, irrevocable and continuing.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is annexed hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the parties.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

Where You Can Find Additional Information

The Company will file with the Commission a Current Report on Form 8-K (the “Closing 8-K”) in connection with the Closing.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE CLOSING 8-K AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company and MPC.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 9.01	EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Tabard Holdings, Inc., Gresham Worldwide, Inc., certain sellers of Relec Electronics Ltd., and Peter Christopher Lappin, dated as of November 9, 2020.
99.1	Press Release issued by the registrant on November 10, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPW HOLDINGS, INC.

Date: November 10, 2020	By:	Milton C. Ault, III
Milton C. Ault, III
Chief Executive Officer